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                                                             EXHIBIT 10(lxxxiii)

                                 AMENDMENT NO. 6
                                     TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                              UNFUNDED BENEFIT PLAN
              (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 1, 2000)

         NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 6 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective September 1, 2000) (the "Plan") effective as of October 1, 2002. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    Section 1

         Exhibit A to the Plan is hereby amended in its entirety to read as follows:

         "Exhibit A - Employees Eligible to Make Post-1999 Excess Deferrals

         Colin Wilson (for the period from 1/1/00 through 5/31/00) Michael Brogan (for the period from 8/1/99 through 9/30/02)"

                           EXECUTED this 31st day of January, 2003.

                                    NACCO MATERIALS HANDLING GROUP, INC.

                                    By: /s/ James M. Phillips
                                       ------------------------------
                                    Title: Vice President Human Resources